                                  EXHIBIT 99.5
                      Servicer's Report for Monthly Period
                             Ended January 31, 2000

                 AmeriCredit Automobile Receivables Trust 1999-C
                     Class A-1A 5.67375 % Asset Backed Notes
                   Class A-1B Floating Rate Asset Backed Notes
                      Class A-2A 6.32 % Asset Backed Notes
                   Class A-2B Floating Rate Asset Backed Notes
                       Class A-3 6.84% Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       Class A-5 6.81% Asset Backed Notes
                       Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of August 13, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:                        1/1/2000
Monthly Period Ending:                          1/31/2000


I.  MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
    A.   Beginning of period Aggregate Principal Balance                                                             $944,451,087
                                                                                                                     -------------

    B.   Purchase of Subsequent Receivables                                                                                     0
                                                                                                                      ------------

    C.   Monthly Principal Amounts

         (1)     Collections on Receivables outstanding
                       at end of period                                                                  24,511,834
                                                                                                       ------------
         (2)     Collections on Receivables paid off
                       during period                                                                      5,115,848
                                                                                                       ------------
         (3)      Receivables becoming Liquidated Receivables
                       during period                                                                      3,400,430
                                                                                                       ------------
         (4)      Receivables becoming Purchased Receivables
                       during period
                                                                                                       ------------
         (5)      Cram Down Losses occurring during period
                                                                                                       ------------
         (6)      Other Receivables adjustments                                                             140,663
                                                                                                       ------------
         (7)      Less amounts allocable to Interest                                                   (14,122,071)
                                                                                                       ------------

             Total Monthly Principal Amounts                                                                           19,046,704
                                                                                                                     ------------

    D.       End of period Aggregate Principal Balance                                                               $925,404,383
                                                                                                                     ============

    E.       Pool Factor                                                                                                92.540440%
                                                                                                                     ============


II. MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                           Class A-1A     Class A-1B      Class A-2A     Class A-2B
                                                           ----------     ----------      ----------     ----------

    A.       Beginning of period Note Balance              $16,193,927    $46,268,361     $69,500,000    $230,500,000
                                                           ----------------------------------------------------------

    B.       Noteholders' Principal Distributable Amount     4,394,851     12,556,716               0               0
    C.       Noteholders' Accelerated Principal Amount       1,220,615      3,487,473               0               0
    D.       Accelerated Payment Amount Shortfall               28,744         82,127               0               0
    E.       Note Prepayment Amount                                  0              0               0               0
    F.       Deficiency Claim Amount                                 0              0               0               0
                                                           ----------------------------------------------------------


    G.       End of period Note Balance                    $10,549,717    $30,142,045     $69,500,000    $230,500,000
                                                           ==========================================================

    H.       Note Pool Factors                             30.1420486%    30.1420450%     100.000000%     100.000000%
                                                           ==========================================================

                                                            Class A-3        Class A-4      Class A-5                   TOTAL
                                                            ---------        ---------      ---------                   -----
    A.       Beginning of period Note Balance              $182,000,000   $283,000,000     $93,889,621               $921,351,909
                                                             -----------------------------------------               ------------

    B.       Noteholders' Principal Distributable Amount              0              0       2,095,137                 19,046,704
    C.       Noteholders' Accelerated Principal Amount                0              0               0                  4,708,088
    D.       Accelerated Payment Amount Shortfall                     0              0               0                    110,871
    E.       Note Prepayment Amount                                   0              0               0                          0
    F.       Deficiency Claim Amount                                  0              0               0                          0
                                                           -------------------------------------------               ------------


    G.       End of period Note Balance                    $182,000,000      $283,000,000  $91,794,484               $897,486,246
                                                           ===========================================               ============

    H.       Note Pool Factors                               100.000000%       100.000000%   91.794484%                89.7486246%
                                                           ===========================================               ============


III.RECONCILIATION OF PRE-FUNDING ACCOUNT:
    A.       Beginning of period Pre-Funding Account balance                                                                   $0
                                                                                                                     ------------
    B.       Purchase of Subsequent Receivables                                                                   0
                                                                                                       ------------
    C.       Investment Earnings                                                                                  0
                                                                                                       ------------
    D.       Investment Earnings Transfer to Collections Account                                                  0
                                                                                                       ------------
    E.       Payment of Mandatory Prepayment Amount                                                               0
                                                                                                       ------------
                                                                                                                                0
                                                                                                                     ------------
    F.       End of period Pre-Funding Account balance                                                                         $0
                                                                                                                     ============

IV. CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

    A.       Total Monthly Principal Amounts                                                                          $19,046,704
                                                                                                                     ------------
    B.       Required Pro-forma Security Balance                                                        832,863,945
                                                                                                       ------------
    C.       Pro-forma Security Balance (Assuming 100% Paydown of Total Monthly Principal Amounts)      902,305,205
                                                                                                       ------------
    D.       Step-down Amount  (B. - C.)                                                                                        0
                                                                                                                     ------------
    E.       Principal Distributable Amount  (A.- D.)                                                                 $19,046,704
                                                                                                                     ============

V.  RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

    A.       Beginning of period Capitalized Interest  Account balance                                                         $0
                                                                                                                     ------------
    B.       Monthly Capitalized Interest Amount                                                                  0
                                                                                                       ------------
    C.       Investment Earnings                                                                                  0
                                                                                                       ------------
    D.       Investment Earnings Transfer to Collections Account                                                  0
                                                                                                       ------------
    E.       Payment of Overfunded Capitalized Interest Amount                                                    0
                                                                                                       ------------
    F.       Payment of Remaining Capitalized Interest Account                                                    0
                                                                                                       ------------
                                                                                                                                0
                                                                                                                     ------------
    G.       End of period Capitalized Interest Account balance                                                                $0
                                                                                                                     ============

VI. RECONCILIATION OF COLLECTION ACCOUNT:

    A.       Available Funds:

             (1)     Collections on Receivables during period
                           (net of Liquidation Proceeds)                                                $29,627,682
                                                                                                       ------------
             (2)      Liquidation Proceeds collected
                           during period                                                                  1,381,014
                                                                                                       ------------
             (3)      Purchase Amounts deposited in Collection
                            Account
                                                                                                       ------------
             (4)   (a)       Investment Earnings - Collection Account                                       104,554
                                                                                                       ------------
                   (b)       Investment Earnings - Transfer From Prefunding Account                               0
                                                                                                       ------------
                   (c)       Investment Earnings - Transfer From Capitalized Interest Account                     0
                                                                                                       ------------
             (5)      Collection of Supplemental Servicing Fees
                   (a)       Extension Fees                                                                  22,798
                                                                                                       ------------
                   (b)       Repo and Recovery Fees Advanced                                                 82,655
                                                                                                       ------------
                   (c)       Other Fees                                                                     122,284
                                                                                                       ------------
             (6)      Monthly Capitalized Interest Amount                                                         0
                                                                                                       ------------
             (7)      Mandatory Prepayment Amount
                                                                                                       ------------

             Total Available Funds                                                                                     31,340,987
                                                                                                                     ------------

    B.       Distributions:

             (1)      Base Servicing Fee and Supplemental Servicing Fees

                   (a)       Base Servicing Fee                                                           1,770,846
                                                                                                       ------------
                   (b)       Repo and Recovery Fees                                                          82,655
                                                                                                       ------------
                   (c)       Bank Service Charges                                                            17,340
                                                                                                       ------------
                   (d)       Other Fees                                                                     122,284
                                                                                                       ------------
             (2)      Agent fees                                                                                417
                                                                                                       ------------
             (3)      Refunds of Overpayments paid by AFS                                                    12,492
                                                                                                       ------------
             (4)      Noteholders' Interest Distributable Amount

                              (a)        Class A - 1A                                                        84,224
                                                                                                       ------------
                              (b)        Class A - 1B                                                       256,597
                                                                                                       ------------
                              (c)        Class A - 2A                                                       366,033
                                                                                                       ------------
                              (d)        Class A - 2B                                                     1,293,633
                                                                                                       ------------
                              (e)        Class A - 3                                                      1,037,400
                                                                                                       ------------
                              (f)        Class A - 4                                                      1,634,974
                                                                                                       ------------
                              (g)        Class A - 5                                                        532,824
                                                                                                       ------------

              (5)      Noteholders' Principal Distributable Amount

                              (a)        Class A - 1A                                                     4,394,851
                                                                                                       ------------
                              (b)        Class A - 1B                                                    12,556,716
                                                                                                       ------------
                              (c)        Class A - 2A                                                             0
                                                                                                       ------------
                              (d)        Class A - 2B                                                             0
                                                                                                       ------------
                              (e)        Class A - 3                                                              0
                                                                                                       ------------
                              (f)        Class A - 4                                                              0
                                                                                                       ------------
                              (g)        Class A - 5                                                      2,095,137
                                                                                                       ------------

             (6)      Security Insurer Premiums                                                             374,476
                                                                                                       ------------

                      Total distributions                                                                              26,632,899

                                                                                                                     ------------

    C.       Excess Available Funds  (or Deficiency Claim Amount)                                                       4,708,088
                                                                                                                     ------------

    D.       Noteholders' Accelerated Principal Amount                                                                 (4,708,088)
                                                                                                                     ------------

    E.       Deposit to Spread Account                                                                                         $0
                                                                                                                     ============

                                                               2

VII.CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

    A.       Excess Available Funds  (VI.C.)                                                             $4,708,088
                                                                                                       ------------
    B.       Pro Forma Security Balance    (II.A.-II.B.)                                                902,305,205
                                                                                                       ------------
    C.       Required Pro Forma Security Balance   (90% x (I.D.+III.F.)                                 832,863,945
                                                                                                       ------------
    D.       Excess of Pro Forma Balance over Required Balance   (B. - C.)                               69,441,260
                                                                                                       ------------
    E.       End of Period  Class A-1 Note Balance (before accel. payments)                              45,510,721
                                                                                                       ------------
    F.       Lesser of D. or E.                                                                          45,510,721
                                                                                                       ------------
    G.       Accelerated Principal Amount  (lesser of  A. or F.)                                                       $4,708,088
                                                                                                                      ------------

VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

    A.       Pro Forma Security Balance                                                                $902,305,205
                                                                                                       ------------
    B.       Required Pro Forma Security Balance                                                        832,863,945
                                                                                                       ------------
    C.       Excess of Pro Forma Balance over Required Balance   (A. - B.)                               69,441,260
                                                                                                       ------------
    D.       End of Period  Class A-1 Note Balance (before accel. payments)                              45,510,721
                                                                                                       ------------
    E.       Greater of C. or D.                                                                         69,441,260
                                                                                                       ------------
    F.       Excess Available Funds  (VI.C.)                                                              4,708,088
                                                                                                       ------------
    G.       Investment Earnings on Collection Account                                                      104,554
                                                                                                       ------------
    H.       Accelerated Payment Amount Shortfall (E.- F.+G.)                                                         $64,837,726
                                                                                                                     ------------


IX. RECONCILIATION OF SPREAD ACCOUNT:

    A.       Beginning of period Spread Account balance                                                               $29,999,999
                                                                                                                     ------------

    B.       Additions to Spread Account

             (1)       Deposits from Collections Account    (VI. E.)                                              0
                                                                                                       ------------
             (2)       Investment Earnings                                                                  110,871
                                                                                                       ------------
             (3)       Deposits Related to Subsequent Receivables Purchases                                       0
                                                                                                       ------------

             Total Additions                                                                                              110,871
                                                                                                                     ------------

    C.       Spread Account balance available for  withdrawals                                                         30,110,870
                                                                                                                     ------------

    D.       Requisite Amount of Spread Account

             (1)       Initial Spread Account Deposit                                                 $20,999,948
                                                                                                      ------------
             (2)       Subsequent Spread Account Deposits                                               9,000,051
                                                                                                      ------------
             (3)       Total Initial & Subsequent Spread Account                                       29,999,999
                       Deposits (1)+(2)
                                                                                                       ------------
             (4)       $100,000                                                                           100,000
                                                                                                       ------------
             (5)       1 1/2% of Original Pool Balance (total deliveries)                              15,000,000
                                                                                                       ------------
             (6)       End of period Note Balance (before accel. principal
                       shortfall calc)                                                                897,597,117
                                                                                                       ------------
             (7)       Lesser of (5) or (6)                                                            15,000,000
                                                                                                       ------------
             (8)       Floor Amount Greater of (4) or (7)                                              15,000,000
                                                                                                       ------------
             (9)       Aggregate Principal Balance                                                    925,404,383
                                                                                                       ------------
            (10)       End of period Note Balance (before accel. principal                            897,597,117
                       shortfall calc)
                                                                                                       ------------
            (11)       Line (9) less line (10)                                                         27,807,266
                                                                                                       ------------
            (12)       OC level     (11) / (9)                                                              3.00%
                                                                                                       ------------
            (13)       Spread Ending Balance as a Percentage of Aggregate                                   3.24%
                       Principal Balance
                                                                                                       ------------
            (14)       OC Percentage  (12) + (13)                                                           6.24%
                                                                                                       ------------
            (15)       13% less OC level, if OC percentage is greater than                                   n/a
                       or equal to 13%
                                                                                                       ------------
            (16)       If OC percentage is equal to or greater than 13%,
                       Percent in (15) x End of Period Aggregate Principal
                       Balance                                                                               n/a

                                                                                                       ------------
            (17)       If OC percentage is less than 13%, 3% of Original                              29,999,999
                       Pool Balance (total deliveries)
                                                                                                       ------------
            (18)       15% of end of period Aggregate Principal Balance
                       if Trigger Date                                                                       n/a
                                                                                                       ------------

             Requisite Amount of Spread Account (either (3), (8), (15),
             (16), or (17) as applicable)                                                                              29,999,999
                                                                                                                     ------------

    E.       Withdrawals from Spread Account

             (1)       Priority First - Deficiency Claim Amount                                                   0
                                                                                                       ------------
             (2)       Priority Second through Third
                                                                                                       ------------
             (3)       Priority Fourth - Accelerated Payment Amount
                       Shortfall                                                       64,837,726
                                                                                     ------------
                           Accelerated Payment Amount Shortfall in
                           Excess of Requisite Amount                                                       110,871
                                                                                                       ------------
             (4)       Priority Fifth through Sixth
                                                                                                       ------------
             (5)       Priority Seventh - to Servicer

                                                                                                       ------------

             Total withdrawals                                                                                            110,871
                                                                                                                     ------------

    F.       End of period Spread Account balance                                                                     $29,999,999
                                                                                                                     ------------

                                                           3

X.  MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

    A.       Beginning of period number of Receivables                                                                     69,841
                                                                                                                     ------------

    B.       Number of Subsequent Receivables Purchased                                                                         0
                                                                                                                     ------------

    C.       Number of Receivables becoming Liquidated
                    Receivables during period                                                                                 263
                                                                                                                     ------------

    D.       Number of Receivables becoming Purchased
                    Receivables during period
                                                                                                                     ------------

    E.       Number of Receivables paid off during period                                                                     423
                                                                                                                     ------------

    F.       End of period number of Receivables                                                                           69,155
                                                                                                                     ============


XI. STATISTICAL DATA:

    A.       Weighted Average APR of the Receivables                                                                       18.44%
                                                                                                                     ------------

    B.       Weighted Average Remaining Term of the Receivables                                                             53.80
                                                                                                                     ------------

    C.       Average Receivable Balance                                                                                   $13,382
                                                                                                                     ------------

    D.       Aggregate Realized Losses                                                                                 $4,697,189
                                                                                                                     ------------



By:                   /s/ Preston A. Miller
                      ---------------------
Name:                 Preston A. Miller
                      -----------------
Title:                Executive Vice President and Treasurer
                      --------------------------------------
Date:                 February 2, 2000
                      ----------------

                AmeriCredit Automobile Receivables Trust 1999-C
                    Class A-1A 5.67375 % Asset Backed Notes
                  Class A-1B Floating Rate Asset Backed Notes
                     Class A-2A 6.32 % Asset Backed Notes
                  Class A-2B Floating Rate Asset Backed Notes
                      Class A-3 6.84% Asset Backed Notes
                  Class A-4 Floating Rate Asset Backed Notes
                      Class A-5 6.81% Asset Backed Notes
                            Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of May 12, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:                        1/1/2000
Monthly Period Ending:                          1/31/2000


I.   MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                      Class A-1     Class A-1B     Class A-2A      Class A-2B
                                                      ---------     ----------     ----------      ----------

     A.  Preliminary End of period Note Balance      $10,549,717    $30,142,045    $69,500,000    $230,500,000
                                                     ---------------------------------------------------------

     B.  Deficiency Claim Amount                               0              0              0               0

     C.  End of period Note Balance                  $10,549,717    $30,142,045    $69,500,000    $230,500,000
                                                     =========================================================

     D.  Note Pool Factors                           30.1420486%    30.1420450%    100.000000%    100.000000%
                                                     =========================================================

                                                       Class A-3     Class A-4      Class A-5                            TOTAL
                                                      -----------   ------------   -----------                           -----

     A.  Preliminary End of period Note Balance      $182,000,000   $283,000,000   $91,794,484                        $897,486,246
                                                     -----------------------------------------                        ------------

     B.  Deficiency Claim Amount                                0              0             0                                   0

     C.  End of period Note Balance                  $182,000,000   $283,000,000   $91,794,484                        $897,486,246
                                                     =========================================                        ============

     D.  Note Pool Factors                            100.000000%    100.000000%    91.794484%                         89.7486246%
                                                     =========================================                        ============


II.  RECONCILIATION OF SPREAD ACCOUNT:

     A.  Preliminary End of period Spread Account balance                                                              $29,999,999
                                                                                                                      ------------

     B.  Priority First - Deficiency Claim Amount from preliminary certificate                                                   0
                                                                                                                      ------------

     C.  End of period Spread Account balance                                                                          $29,999,999
                                                                                                                      ------------

X.          PERFORMANCE TESTS:

            A.  Delinquency Ratio
                (1)  Receivables with Scheduled Payment
                       delinquent more than 60 days
                       at end of period                                                            $18,393,470
                                                                                                  ------------
                (2)  Purchased Receivables with Scheduled Payment
                      delinquent more than 60 days at end of
                      period
                                                                                                  ------------
                (3)  Beginning of period Principal Balance                                         944,451,087
                                                                                                  ------------
                (4)  Delinquency Ratio (1)+(2) divided by (3)                                                                1.95%
                                                                                                                      ------------
                (5)  Previous Monthly Period Delinquency Ratio                                                               1.29%
                                                                                                                      ------------
                (6)  Second previous Monthly Period Delinquency Ratio                                                        0.97%
                                                                                                                      ------------
                (7)  Average Delinquency Ratio (4)+(5)+(6)
                       divided by 3                                                                                          1.40%
                                                                                                                      ------------
                (8) Compliance (Delinquency Test Failure is a
                      Delinquency Ratio equal to or greater than 5.00%)                                                    yes
                                                                                                                      ------------


                                       5


            B.  Cumulative Default Rate
                (1)  Defaulted Receivables in Current Period                                        $5,574,929
                                                                                                  ------------
                (2)  Cumulative Defaulted Receivables Including
                       Defaulted Receivables in Current Period                                      19,880,126
                                                                                                  ------------
                (3)  Original Pool Balance                                                         999,999,984
                                                                                                  ------------
                (4)  Cumulative Default Rate (2) divided by (3)                                                              1.99%
                                                                                                                      ------------
                (5)  Compliance (Default Test Failure is a Cumulative
                       Default Rate equal to or greater than 8.74%.)                                                       yes
                                                                                                                      ------------

            C.  Cumulative Net Loss Rate
                (1)  Receivables becoming Liquidated Receivables during period                      $3,400,430
                                                                                                  ------------
                (2)  Purchased Receivables with Scheduled
                       Payment delinquent more than 30 days at end of period                      ------------

                (3)  Cram Down Losses occurring during period                                     ------------

                (4)  Liquidation Proceeds collected during period                                  (1,381,014)

                (5)  Net Losses during period (1)+(2)+(3)-(4)                                        2,019,416
                                                                                                  ------------
                (6)  Net Losses since Initial Cut-off Date (Beginning of Period)                     2,677,773
                                                                                                  ------------
                (7)  CUMULATIVE NET LOSS RATE BEFORE 50% OF 90 DAY DELINQUENCIES                                             0.47%
                       (5) + (6) DIVIDED BY (9)                                                                       ------------

                (8)  50% of Receivables with Scheduled Payment delinquent
                       more than 90 days at end of period                                            4,399,850
                                                                                                  ------------
                (9)  Original Aggregate Principal Balance plus Pre-Funded Amount as of the
                       Closing Date                                                              1,000,000,000
                                                                                                  ------------
                (10) Cumulative Net Loss Rate (5)+(6)+(8)
                       divided by (9)                                                                                        0.91%
                                                                                                                      ------------
                (11) Compliance (Net Loss Test Failure is a
                       Net Loss Rate equal to or greater than 5.00%.)                                                      yes
                                                                                                                      ------------

            D.  Extension Rate
                (1)  Principal Balance of Receivables extended during current period                $3,044,882
                                                                                                  ------------
                (2)  Beginning of Period Aggregate Principal Balance                               944,451,087
                                                                                                  ------------
                (3)  Extension Rate (1) divided by (2)                                                                       0.32%
                                                                                                                      ------------
                (4)  Previous Monthly Extension Rate                                                                         0.21%
                                                                                                                      ------------
                (5)  Second previous Monthly Extension Rate                                                                  0.06%
                                                                                                                      ------------
                (6)  Average Extension Rate (3)+(4)+(5)
                       divided by 3                                                                                          0.20%
                                                                                                                      ------------
                (7)  Compliance (Extension Test Failure is an
                       Extension Rate equal to or greater than 4%.)                                                        yes
                                                                                                                      ------------


XI.         DELINQUENCY:
            A.  Receivables with Scheduled Payment delinquent
                (1)  31-60 days                                                #         4,060     $56,153,029               5.95%
                                                                            ------------------------------------------------------
                (2)  61-90 days                                                          1,068      14,587,077               1.54%
                                                                            ------------------------------------------------------
                (3)  over 90 days                                                          275       3,806,393               0.40%
                                                                            ------------------------------------------------------

                Receivables with Scheduled Payment delinquent
                  more than 30 days at end of period                                     5,403     $74,546,499               7.89%
                                                                            ======================================================




By:     /s/ Preston A. Miller
        ---------------------
Name:   Preston A. Miller
        -----------------
Title:  Executive Vice President and Treasurer
        --------------------------------------
Date:   February 2, 2000
        ----------------


                                       6